UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2019

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200, San Diego, California 92130
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure.
In late 2018, a California trial court ruled in litigation between Quidel Corporation and Beckman Coulter that certain exclusive dealing/non-competition provisions in a joint development/manufacture/supply/distribution agreement were void under California Business & Professions Code Section 16600. Quidel sought an immediate review in the California Court of Appeal by seeking a writ. The Court of Appeal accepted Quidel’s petition and today reversed the trial court ruling and sent the issue back to the California trial court at which Quidel will have the opportunity to show that the provisions in the Quidel/Beckman agreement were lawful. A copy of the Court of Appeal’s decision has been posted on Quidel’s website at ir.quidel.com.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the federal securities laws that involve material risks, assumptions and uncertainties. These forward-looking statements include statements about the currently pending litigation between the Company and Beckman Coulter, including further trial court proceedings. Actual results and performance may differ materially from those that may be described or implied in the forward-looking statements. Differences in actual results and performance may arise as a result of a number of factors including, without limitation, a final determination that some of the provisions of our contractual arrangement with Beckman Coulter are unenforceable or otherwise not valid. Litigation can be lengthy, expensive and disruptive to operations, and litigation results cannot be predicted with certainty. You are cautioned not to place undue reliance on these forward-looking statements. Except as required by law, we undertake no obligation to publicly release the results of any revision or update of these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2019

QUIDEL CORPORATION

By:	/s/ Phillip Askim
Name:	Phillip Askim
Its:	Corporate Secretary